THE ALGER AMERICAN FUND
                    ALGER AMERICAN INCOME & GROWTH PORTFOLIO

                    SUPPLEMENT DATED DECEMBER 13, 2006 TO THE
                   CLASS S SHARES PROSPECTUS DATED MAY 1, 2006
                             AS SUPPLEMENTED TO DATE

         The Board of Trustees of The Alger American Fund has approved closing the Class S shares of the Alger American Income & Growth Portfolio (the "Fund"). Accordingly, as of today, the Fund will no longer offer Class S shares as a class of the Fund.